Leases (Schedule of Supplemental Balance Sheet Information Operating Lease) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023
Operating leases:
Operating leases right-of-use	$ 6,942	$ 6,466
Current operating lease liabilities	1,670	2,070
Non-current operating lease liabilities	4,797	3,877
Total operating lease liabilities	$ 6,467	$ 5,947
Weighted average remaining lease term (years)	5 years 1 month 6 days	5 years 9 months 18 days
Weighted average discount rate	3.30%	2.30%